Cash and Cash Equivalents and Investments Securities - Summary of Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2018	Dec. 31, 2017
Non-current investments
Equity instruments at fair value through OCI	$ 90	$ 76
Debt securities at fair value through OCI	22	24
Non-current investments	112	100
Current investments
Debt securities at fair value through Profit or Loss	4	1,304
Current investments	$ 4	$ 1,304